UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07882

Name of Fund: Master Enhanced Small Cap Series of Quantitative Master Series
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Enhanced Small Cap Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Master Enhanced Small Cap Series

Semi-Annual Report, June 30, 2006

A Discussion With Your Fund's Portfolio Managers

Amid a volatile investing environment, Master Enhanced Small Cap Series outpaced the return of the S&P SmallCap 600 Index for the semi-annual period.

How did the portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Master Enhanced Small Cap Series had a net total return of +8.32% (master level). For the same period, the benchmark Standard & Poor's (S&P) SmallCap 600 Index returned +7.69%. Performance benefited from both our stock-selection and stock-substitution strategies.

The six-month period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. For the quarter, the S&P 600 Index advanced 12.84%.

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following a slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years in the first quarter. Moreover, consumer spending - which accounts for more than two-thirds of U.S. economic activity - rose at a brisk 5.1% pace. In the last quarter of 2005, consumer spending crept forward at a meager 0.9% rate.

A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month period got underway. Corporate earnings were up approximately 16% for the first quarter. Other factors that underpinned a vigorous economy in the first half of the six-month period included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflation environment.

A couple of unsurprising 25 basis point (.25%) interest hikes in the federal funds target rate closed the first and third months of the first quarter. The first interest rate hike, on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the
Fed) since June 2004. The second interest rate hike followed the Fed's first meeting under new Chairman Ben Bernanke, who picked up where Greenspan left off in the measured rate-hiking campaign.

The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 600 Index retreated 4.56%. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflation expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

As economic activity cooled in the second quarter, consensus estimates for GDP growth neared the long-run trend of 3%. Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in economic growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second-quarter corporate earnings are expected to grow about 12%, which would mark the 12th straight quarter of earnings growth of at least 10%.

Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity markets continued to weather - with little damage - the maturing headwinds of high commodities prices, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak at above $650 per ounce, as investors looked toward the safe-haven and anti-inflationary factors that make bullion attractive. Also in April, the yield on the bellwether 10-year U.S. Treasury moved above the 5% mark for the first time in almost four years.

Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. As widely expected, the Fed carried out its 16th consecutive 25 basis point hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

Following the Fed's interest rate hike in May, equity markets embarked on a correction, fueled by the preceding factors cited as well as interest rate concerns, a resurgence in inflationary fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended the month of June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.

At the end of the period, the Fed carried out its 17th consecutive interest rate hike, bringing the short-term interest rate to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that economic growth is moderating.

Amid an appreciable uptick in inflation data during the second quarter, investor worries over inflation were stoked by the Fed's reference to "elevated" readings on core inflation in its June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (which excludes food and energy prices) registered a fourth straight monthly increase of 0.3% in

June, the longest such increase since January through April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.

For the six-month period, small cap stocks, as measured by the S&P 600 Index, outperformed both mid and large cap stocks. The S&P MidCap 400 Index returned +4.24% while the large cap S&P 500 Index returned +2.71%. In terms of sector performance, nine of the 10 S&P 600 sectors posted positive returns for the six-month period. The top performer was energy, which was up 22.42%, followed by materials and consumer staples, with respective returns of +18.76% and +18.16%. Information technology ended in negative territory, with a -0.21% return. Also at the bottom were consumer discretionary and health care, with respective returns of +0.13% and +3.08%.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P SmallCap 600 Index, we purchased and sold securities to maintain the Series' objective of tracking the risks and return of the benchmark.

We continued to use our quantitative stock-selection and stock-substitution strategies in an effort to generate returns above those offered by the Index. The goal of our stock-selection process is to use quantitative techniques to determine whether a stock might outperform or underperform the market. We analyze each security by using quantitative screens that provide signals that ultimately inform our investment decisions. These signals may include earnings quality, valuations, earnings surprises, external financing, short interest and price momentum factors, among others.

We also apply stock-substitution strategies opportunistically as a value-added trading strategy. Our goal is to take advantage of temporary price strength in a security that might result from a corporate acquisition, corporate restructuring or index composition change. We also might employ convertible bond substitution when opportunities exist, taking a position in a company's convertible securities -- bonds that can be exchanged for shares of stock, in certain situations -- as a cheaper alternative to buying its equity shares.

In November 2005, we removed the earnings-surprise/earnings-estimate-revision and positive-price-momentum signals, and instead established our turn-of-the-year positions. The turn-of-the-year signal was removed in March and the earnings-surprise/earnings-estimate-revision signal was reinstated in May. Lastly, a new external financing signal was added to the portfolio in May.

How would you characterize the portfolio's position at the close of the period?

We believe the portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction the market takes.

Leon V. Roisenberg
Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 26, 2006

--------------------------------------------------------------------------------
Leon V. Roisenberg has joined Jeffrey L. Russo in the day-to-day management of Enhanced Small Cap Series. Mr. Roisenberg has been a Director of Merrill Lynch Investment Managers since 2001.
--------------------------------------------------------------------------------

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.6%              12,600   AAR Corp. (b)                                            $     280,098
                                         2,400   Applied Signal Technology, Inc.                                 40,896
                                         5,800   Armor Holdings, Inc. (b)                                       318,014
                                         8,100   Aviall, Inc. (b)                                               384,912
                                        11,250   Ceradyne, Inc. (b)                                             556,763
                                         2,700   Cubic Corp.                                                     52,947
                                        21,700   Curtiss-Wright Corp.                                           670,096
                                         3,200   EDO Corp.                                                       77,888
                                         8,600   Esterline Technologies Corp. (b)                               357,674
                                        13,700   GenCorp, Inc. (b)                                              219,611
                                        13,025   Moog, Inc. Class A (b)                                         445,715
                                        11,200   Teledyne Technologies, Inc. (b)                                366,912
                                         4,800   Triumph Group, Inc. (b)                                        230,400
                                                                                                          -------------
                                                                                                              4,001,926
-----------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.8%          22,600   EGL, Inc. (b)                                                1,134,520
                                        13,100   Forward Air Corp.                                              533,563
                                        13,600   HUB Group, Inc. Class A (b)                                    333,608
                                                                                                          -------------
                                                                                                              2,001,691
-----------------------------------------------------------------------------------------------------------------------
Airlines - 0.3%                            100   Mesa Air Group, Inc. (b)                                           985
                                         5,800   Pinnacle Airlines Corp. (b)                                     40,832
                                        23,100   Skywest, Inc.                                                  572,880
                                                                                                          -------------
                                                                                                                614,697
-----------------------------------------------------------------------------------------------------------------------
Auto Components - 0.3%                   4,500   Drew Industries, Inc. (b)                                      145,800
                                        18,300   LKQ Corp. (b)                                                  347,700
                                        11,900   Standard Motor Products, Inc.                                   99,246
                                         9,800   Superior Industries International, Inc.                        179,242
                                                                                                          -------------
                                                                                                                771,988
-----------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                         800   Coachmen Industries, Inc.                                        9,552
                                        11,100   Monaco Coach Corp.                                             140,970
                                        14,000   Winnebago Industries, Inc.                                     434,560
                                                                                                          -------------
                                                                                                                585,082
-----------------------------------------------------------------------------------------------------------------------
Beverages - 0.2%                         2,800   Hansen Natural Corp. (b)                                       518,700
-----------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                       100   Arqule, Inc. (b)                                                   564
                                        15,100   Regeneron Pharmaceuticals, Inc. (b)                            193,582
                                        14,000   Savient Pharmaceuticals, Inc. (b)                               73,500
                                                                                                          -------------
                                                                                                                267,646
-----------------------------------------------------------------------------------------------------------------------
Building Products - 1.9%                 7,000   Apogee Enterprises, Inc.                                       102,900
                                        21,700   ElkCorp                                                        602,609
                                        28,700   Griffon Corp. (b)                                              749,070
                                        39,700   Lennox International, Inc.                                   1,051,256
                                        11,300   NCI Building Systems, Inc. (b)                                 600,821
                                        28,100   Simpson Manufacturing Co., Inc.                              1,013,005
                                         6,800   Universal Forest Products, Inc.                                426,564
                                                                                                          -------------
                                                                                                              4,546,225
-----------------------------------------------------------------------------------------------------------------------
Capital Markets - 0.8%                  16,300   Investment Technology Group, Inc. (b)                          829,018
                                         5,100   LaBranche & Co., Inc. (b)                                       61,761
                                        14,300   Piper Jaffray Cos. (b)                                         875,303
                                         3,200   SWS Group, Inc.                                                 77,184
                                         9,900   TradeStation Group, Inc. (b)                                   125,433
                                                                                                          -------------
                                                                                                              1,968,699
-----------------------------------------------------------------------------------------------------------------------
Chemicals - 1.1%                         7,200   Arch Chemicals, Inc.                                           259,560
                                        26,800   Georgia Gulf Corp.                                             670,536
                                        10,600   H.B. Fuller Co.                                                461,842

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                        10,700   MacDermid, Inc.                                          $     308,160
                                           300   Material Sciences Corp. (b)                                      2,709
                                        10,200   OM Group, Inc. (b)                                             314,670
                                         8,900   Omnova Solutions, Inc. (b)                                      50,552
                                         3,900   Penford Corp.                                                   65,910
                                        31,800   PolyOne Corp. (b)                                              279,204
                                         1,100   Quaker Chemical Corp.                                           20,570
                                         8,900   Schulman A, Inc.                                               203,721
                                                                                                          -------------
                                                                                                              2,637,434
-----------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.6%                 12,200   Boston Private Financial Holdings, Inc.                        340,380
                                           900   Brookline Bancorp, Inc.                                         12,393
                                        17,200   Chittenden Corp.                                               444,620
                                         3,400   Community Bank System, Inc.                                     68,578
                                        20,920   East-West Bancorp, Inc.                                        793,077
                                        40,300   First BanCorp                                                  374,790
                                        30,300   First Commonwealth Financial Corp.                             384,810
                                         5,900   First Indiana Corp.                                            153,577
                                        18,800   First Midwest Bancorp, Inc.                                    697,104
                                        10,100   First Republic Bank                                            462,580
                                        10,900   Glacier Bancorp, Inc.                                          319,043
                                        21,800   Hanmi Financial Corp.                                          423,792
                                         3,200   Interchange Financial Services Corp.                            72,000
                                        12,300   Irwin Financial Corp.                                          238,497
                                        13,800   Nara Bancorp, Inc.                                             258,750
                                         7,500   PrivateBancorp, Inc.                                           310,575
                                        10,600   Prosperity Bancshares, Inc.                                    348,634
                                        11,900   Provident Bankshares Corp.                                     433,041
                                        29,400   The South Financial Group, Inc.                                776,454
                                        12,800   Sterling Bancorp                                               249,600
                                        24,500   Sterling Bancshares, Inc.                                      459,375
                                        12,115   Sterling Financial Corp.                                       369,629
                                        17,800   Susquehanna Bancshares, Inc.                                   425,420
                                           600   Texas Regional Bancshares, Inc. Class A                         22,752
                                        33,900   UCBH Holdings, Inc.                                            560,706
                                        13,700   United Bankshares, Inc.                                        501,831
                                        25,200   Whitney Holding Corp.                                          891,324
                                        12,000   Wilshire Bancorp, Inc.                                         216,240
                                         8,700   Wintrust Financial Corp.                                       442,395
                                                                                                          -------------
                                                                                                             11,051,967
-----------------------------------------------------------------------------------------------------------------------
Commercial Services &                   17,800   Administaff, Inc.                                              637,418
Supplies - 4.3%                         17,200   Angelica Corp.                                                 301,688
                                        14,000   Bowne & Co., Inc.                                              200,200
                                         9,200   Brady Corp.                                                    338,928
                                         5,300   CDI Corp.                                                      153,700
                                        29,800   Central Parking Corp.                                          476,800
                                        17,100   Coinstar, Inc. (b)                                             409,374
                                        14,200   Consolidated Graphics, Inc. (b)                                739,252
                                         6,500   G&K Services, Inc. Class A                                     222,950
                                        24,100   John H. Harland Co.                                          1,048,350
                                        20,100   Labor Ready, Inc. (b)                                          455,265
                                        12,200   Mobile Mini, Inc. (b)                                          356,972
                                        19,500   NCO Group, Inc. (b)                                            515,580
                                        11,400   On Assignment, Inc. (b)                                        104,766

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                        32,200   Sourcecorp (b)                                           $     798,238
                                        25,400   Spherion Corp. (b)                                             231,648
                                        19,400   Tetra Tech, Inc. (b)                                           344,156
                                        22,600   United Stationers, Inc. (b)                                  1,114,632
                                         6,400   Viad Corp.                                                     200,320
                                         5,900   Volt Information Sciences, Inc. (b)                            274,940
                                        17,150   Waste Connections, Inc. (b)                                    624,260
                                        18,000   Watson Wyatt Worldwide, Inc.                                   632,520
                                         5,300   West Corp. (b)                                                 253,923
                                                                                                          -------------
                                                                                                             10,435,880
-----------------------------------------------------------------------------------------------------------------------
Communications Equipment - 1.0%         19,000   Audiovox Corp. Class A (b)                                     259,540
                                         6,500   Bel Fuse, Inc.                                                 213,265
                                        17,500   Black Box Corp.                                                670,775
                                        10,900   Comtech Telecommunications Corp. (b)                           319,043
                                        13,300   Ditech Networks, Inc. (b)                                      115,976
                                        19,800   Harmonic, Inc. (b)                                              88,704
                                         5,400   Inter-Tel, Inc.                                                113,724
                                        10,200   Netgear, Inc. (b)                                              220,830
                                        29,700   Network Equipment Technologies, Inc. (b)                        93,258
                                         9,500   PC-Tel, Inc. (b)                                                81,130
                                         5,700   Seachange International, Inc. (b)                               39,672
                                        12,400   Telkonet, Inc. (b)                                              38,936
                                        11,300   Tollgrade Communications, Inc. (b)                             109,610
                                                                                                          -------------
                                                                                                              2,364,463
-----------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.9%          37,700   Adaptec, Inc. (b)                                              163,618
                                        32,300   Advanced Digital Information Corp. (b)                         380,171
                                        10,033   Avid Technology, Inc. (b)                                      334,400
                                        12,800   Komag, Inc. (b)                                                591,104
                                         8,700   Neoware Systems, Inc. (b)                                      106,923
                                        12,500   Novatel Wireless, Inc. (b)                                     129,750
                                         2,000   Rimage Corp. (b)                                                40,840
                                        22,100   Synaptics, Inc. (b)                                            472,940
                                                                                                          -------------
                                                                                                              2,219,746
-----------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.7%       13,300   EMCOR Group, Inc. (b)                                          647,311
                                         5,600   Insituform Technologies, Inc. Class A (b)                      128,184
                                        20,600   The Shaw Group, Inc. (b)                                       572,680
                                         7,800   URS Corp. (b)                                                  327,600
                                                                                                          -------------
                                                                                                              1,675,775
-----------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.4%            9,000   Headwaters, Inc. (b)                                           230,040
                                        11,500   Texas Industries, Inc.                                         610,650
                                                                                                          -------------
                                                                                                                840,690
-----------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.6%                 24,900   Cash America International, Inc.                               796,800
                                         7,300   Rewards Network, Inc. (b)                                       59,641
                                        15,700   World Acceptance Corp. (b)                                     557,664
                                                                                                          -------------
                                                                                                              1,414,105
-----------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.5%           13,700   Aptargroup, Inc.                                               679,657
                                         3,200   Chesapeake Corp.                                                52,512
                                         8,240   Myers Industries, Inc.                                         141,646
                                        24,400   Rock-Tenn Co. Class A                                          389,180
                                                                                                          -------------
                                                                                                              1,262,995
-----------------------------------------------------------------------------------------------------------------------
Distributors - 0.3%                     18,960   Brightpoint, Inc. (b)                                          256,529
                                        14,400   Building Material Holding Corp.                                401,328
                                         4,900   Handleman Co.                                                   39,935
                                                                                                          -------------
                                                                                                                697,792

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
Diversified Consumer                     2,100   Alderwoods Group, Inc. (b)                               $      40,866
Services - 0.3%                          6,200   CPI Corp.                                                      190,340
                                         9,800   Universal Technical Institute, Inc. (b)                        215,796
                                         4,200   Vertrue, Inc. (b)                                              180,726
                                                                                                          -------------
                                                                                                                627,728
-----------------------------------------------------------------------------------------------------------------------
Diversified Financial                    8,200   Financial Federal Corp.                                        228,042
Services - 0.1%                            100   Portfolio Recovery Associates, Inc. (b)                          4,570
                                                                                                          -------------
                                                                                                                232,612
-----------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication               31   Commonwealth Telephone Enterprises, Inc.                         1,028
Services - 0.2%                         11,900   General Communication Inc. Class A (b)                         146,608
                                        15,400   PanAmSat Holding Corp.                                         384,846
                                                                                                          -------------
                                                                                                                532,482
-----------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.8%                4,166   Allete, Inc.                                                   197,260
                                         7,900   Central Vermont Public Service Corp.                           145,992
                                        43,600   Cleco Corp.                                                  1,013,700
                                         2,200   Green Mountain Power Corp.                                      74,778
                                         3,600   UIL Holdings Corp.                                             202,644
                                         9,700   Unisource Energy Corp.                                         302,155
                                                                                                          -------------
                                                                                                              1,936,529
-----------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.8%             18,100   AO Smith Corp.                                                 839,116
                                        31,000   Acuity Brands, Inc.                                          1,206,210
                                         8,900   Baldor Electric Co.                                            278,481
                                        18,500   Belden CDT, Inc.                                               611,425
                                        13,000   Magnetek, Inc. (b)                                              35,100
                                        23,500   Regal-Beloit Corp.                                           1,037,525
                                         8,200   Vicor Corp.                                                    135,874
                                         9,600   Woodward Governor Co.                                          292,896
                                                                                                          -------------
                                                                                                              4,436,627
-----------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                   4,600   Aeroflex, Inc. (b)                                              53,682
Instruments - 4.9%                      12,800   Agilysys, Inc.                                                 230,400
                                        23,800   Anixter International, Inc. (b)                              1,129,548
                                         7,000   Applied Films Corp. (b)                                        199,430
                                        20,100   Bell Microproducts, Inc. (b)                                   108,942
                                        22,650   Benchmark Electronics, Inc. (b)                                546,318
                                        21,400   CTS Corp.                                                      318,646
                                        12,800   Checkpoint Systems, Inc. (b)                                   284,288
                                        16,800   Cognex Corp.                                                   437,304
                                        10,600   Coherent, Inc. (b)                                             357,538
                                        31,200   Daktronics, Inc.                                               900,744
                                         4,300   Excel Technology, Inc. (b)                                     128,656
                                        11,000   Fargo Electronics, Inc. (b)                                    279,290
                                        18,400   Flir Systems, Inc. (b)                                         405,904
                                         6,000   Gerber Scientific, Inc. (b)                                     78,060
                                        23,200   Global Imaging Systems, Inc. (b)                               957,696
                                        16,200   Insight Enterprises, Inc. (b)                                  308,610
                                        11,700   Itron, Inc. (b)                                                693,342
                                        12,100   Keithley Instruments, Inc.                                     154,033
                                         7,000   Littelfuse, Inc. (b)                                           240,660
                                        10,200   MTS Systems Corp.                                              403,002
                                         5,500   Mercury Computer Systems, Inc. (b)                              84,645
                                        23,600   Methode Electronics, Inc.                                      248,036
                                         8,600   Park Electrochemical Corp.                                     221,450
                                        13,000   Paxar Corp. (b)                                                267,410

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                         7,300   Photon Dynamics, Inc. (b)                                $      91,396
                                         2,800   Planar Systems, Inc. (b)                                        33,712
                                         5,400   Radisys Corp. (b)                                              118,584
                                         5,400   Rogers Corp. (b)                                               304,236
                                        14,000   Scansource, Inc. (b)                                           410,480
                                        35,100   Technitrol, Inc.                                               812,565
                                        22,000   Trimble Navigation Ltd. (b)                                    982,080
                                         8,200   X-Rite, Inc.                                                    90,118
                                                                                                          -------------
                                                                                                             11,880,805
-----------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 4.5%       9,500   Atwood Oceanics, Inc. (b)                                      471,200
                                         7,500   Bristow Group, Inc. (b)                                        270,000
                                         8,000   Dril-Quip, Inc. (b)                                            659,520
                                         7,100   Hydril Co. (b)                                                 557,492
                                           100   Input/Output, Inc. (b)                                             945
                                        21,200   Lone Star Technologies Inc. (b)                              1,145,224
                                         6,600   Lufkin Industries, Inc.                                        392,238
                                        18,600   Maverick Tube Corp. (b)                                      1,175,334
                                         9,600   NS Group, Inc. (b)                                             528,768
                                        19,600   Oceaneering International, Inc. (b)                            898,660
                                        14,500   SEACOR Holdings, Inc. (b)                                    1,190,450
                                        26,150   Tetra Technologies, Inc. (b)                                   792,083
                                        18,800   Unit Corp. (b)                                               1,069,532
                                        25,200   Veritas DGC, Inc. (b)                                        1,299,816
                                        10,600   W-H Energy Services, Inc. (b)                                  538,798
                                                                                                          -------------
                                                                                                             10,990,060
-----------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 1.0%         17,300   Casey's General Stores, Inc.                                   432,673
                                         9,300   Longs Drug Stores Corp.                                        424,266
                                         7,000   Nash Finch Co.                                                 149,030
                                        30,800   Performance Food Group Co. (b)                                 935,704
                                        11,000   United Natural Foods, Inc. (b)                                 363,220
                                                                                                          -------------
                                                                                                              2,304,893
-----------------------------------------------------------------------------------------------------------------------
Food Products - 1.4%                    19,500   American Italian Pasta Co. Class A (b)                         166,920
                                        14,800   Corn Products International, Inc.                              452,880
                                        22,300   Flowers Foods, Inc.                                            638,672
                                        33,000   Hain Celestial Group, Inc. (b)                                 850,080
                                        10,200   J&J Snack Foods Corp.                                          337,314
                                         3,000   John B. Sanfilippo & Son, Inc. (b)                              39,750
                                        26,900   Lance, Inc.                                                    619,238
                                        10,600   TreeHouse Foods, Inc. (b)                                      253,234
                                                                                                          -------------
                                                                                                              3,358,088
-----------------------------------------------------------------------------------------------------------------------
Gas Utilities - 2.5%                    35,800   Atmos Energy Corp.                                             999,178
                                         9,800   Cascade Natural Gas Corp.                                      206,682
                                        18,100   Energen Corp.                                                  695,221
                                        12,000   The Laclede Group, Inc.                                        412,320
                                        14,000   New Jersey Resources Corp.                                     654,920
                                        37,700   Piedmont Natural Gas Co.                                       916,110
                                        23,705   Southern Union Co.                                             641,457
                                        32,200   Southwest Gas Corp.                                          1,009,148
                                        24,500   UGI Corp.                                                      603,190
                                                                                                          -------------
                                                                                                              6,138,226
-----------------------------------------------------------------------------------------------------------------------
Health Care Equipment                   25,800   American Medical Systems Holdings, Inc. (b)                    429,570
& Supplies - 5.7%

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                         5,900   Analogic Corp.                                           $     274,999
                                         8,900   Arthrocare Corp. (b)                                           373,889
                                        10,300   Biolase Technology, Inc.                                        86,520
                                         6,000   Biosite, Inc. (b)                                              273,960
                                         2,900   Cantel Medical Corp. (b)                                        41,296
                                        11,900   Conmed Corp. (b)                                               246,330
                                        19,679   Cooper Cos., Inc.                                              871,583
                                           400   Cyberonics, Inc. (b)                                             8,528
                                        18,000   DJO, Inc. (b)                                                  662,940
                                         2,800   Datascope Corp.                                                 86,352
                                        16,600   Diagnostic Products Corp.                                      965,622
                                         6,900   Dionex Corp. (b)                                               377,154
                                         6,200   Greatbatch, Inc. (b)                                           146,320
                                        11,300   Haemonetics Corp. (b)                                          525,563
                                        18,000   Hologic, Inc. (b)                                              888,480
                                        20,500   Idexx Laboratories, Inc. (b)                                 1,540,165
                                        24,225   Immucor, Inc. (b)                                              465,847
                                         5,100   Integra LifeSciences Holdings Corp. (b)                        197,931
                                        13,537   Intermagnetics General Corp. (b)                               365,228
                                        10,700   Invacare Corp.                                                 266,216
                                         4,300   Kensey Nash Corp. (b)                                          126,850
                                        14,500   Laserscope (b)                                                 446,745
                                        16,400   Mentor Corp.                                                   713,400
                                         6,100   Merit Medical Systems, Inc. (b)                                 83,936
                                         5,400   Osteotech, Inc. (b)                                             21,816
                                         9,759   PolyMedica Corp.                                               350,934
                                         8,000   Possis Medical, Inc. (b)                                        70,480
                                        33,300   Resmed, Inc. (b)                                             1,563,435
                                        32,100   Respironics, Inc. (b)                                        1,098,462
                                        19,500   Theragenics Corp. (b)                                           66,495
                                         2,400   Vital Signs, Inc.                                              118,872
                                                                                                          -------------
                                                                                                             13,755,918
-----------------------------------------------------------------------------------------------------------------------
Health Care Providers                   36,900   AMERIGROUP Corp. (b)                                         1,145,376
& Services - 4.6%                        5,000   Amedisys, Inc. (b)                                             189,500
                                        16,200   American Retirement Corp. (b)                                  530,874
                                         9,250   Amsurg Corp. (b)                                               210,437
                                        15,500   Centene Corp. (b)                                              364,715
                                         9,300   Chemed Corp.                                                   507,129
                                        29,600   Cross Country Healthcare, Inc. (b)                             538,424
                                         2,200   CryoLife, Inc. (b)                                              11,880
                                        17,400   Genesis HealthCare Corp. (b)                                   824,238
                                        10,200   Healthways, Inc. (b)                                           536,928
                                        36,600   Hooper Holmes, Inc.                                            111,630
                                        11,800   inVentiv Health, Inc. (b)                                      339,604
                                         7,700   LCA-Vision, Inc.                                               407,407
                                        25,650   Odyssey HealthCare, Inc. (b)                                   450,671
                                        33,400   Owens & Minor, Inc.                                            955,240
                                        20,500   Pediatrix Medical Group, Inc. (b)                              928,650
                                        10,428   Per-Se Technologies, Inc. (b)                                  262,577
                                         7,000   RehabCare Group, Inc. (b)                                      121,660
                                        36,500   Sierra Health Services, Inc. (b)                             1,643,595

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                        17,700   Sunrise Senior Living, Inc. (b)                          $     489,405
                                         2,800   US Physical Therapy, Inc. (b)                                   40,992
                                        16,200   United Surgical Partners International, Inc. (b)               487,134
                                                                                                          -------------
                                                                                                             11,098,066
-----------------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.3%           17,600   Cerner Corp. (b)                                               653,136
-----------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                   13,500   Aztar Corp. (b)                                                701,460
& Leisure - 3.1%                        21,600   Bally Total Fitness Holding Corp. (b)                          146,448
                                        16,000   CEC Entertainment, Inc. (b)                                    513,920
                                         7,400   GTECH Holdings Corp.                                           257,372
                                         5,900   IHOP Corp.                                                     283,672
                                        13,600   Jack in the Box, Inc. (b)                                      533,120
                                         1,300   Kerzner International Ltd. (b)                                 103,064
                                         4,100   Landry's Restaurants, Inc.                                     133,045
                                         7,500   Lone Star Steakhouse & Saloon, Inc.                            196,725
                                         4,200   Marcus Corp.                                                    87,696
                                        15,900   Multimedia Games, Inc. (b)                                     161,067
                                        14,500   O'Charleys, Inc. (b)                                           246,500
                                         2,800   PF Chang's China Bistro, Inc. (b)                              106,456
                                        13,900   Panera Bread Co. Class A (b)                                   934,636
                                         7,100   Papa John's International, Inc. (b)                            235,720
                                         7,900   Pinnacle Entertainment, Inc. (b)                               242,135
                                        11,750   Rare Hospitality International, Inc. (b)                       337,930
                                        20,500   Ryan's Restaurant Group, Inc. (b)                              244,155
                                         8,350   Shuffle Master, Inc. (b)                                       273,713
                                        33,700   Sonic Corp. (b)                                                700,623
                                        17,100   The Steak n Shake Co. (b)                                      258,894
                                         2,900   Tim Hortons, Inc. (b)                                           74,675
                                        48,500   Triarc Cos.                                                    758,055
                                                                                                          -------------
                                                                                                              7,531,081
-----------------------------------------------------------------------------------------------------------------------
Household Durables - 1.9%                6,800   Bassett Furniture Industries, Inc.                             125,868
                                        32,400   Champion Enterprises, Inc. (b)                                 357,696
                                         6,600   Comstock Homebuilding Cos., Inc. Class A (b)                    41,778
                                        20,000   Ethan Allen Interiors, Inc.                                    731,000
                                        45,000   Interface, Inc. Class A (b)                                    515,250
                                         8,800   Lenox Group, Inc. (b)                                           62,392
                                        27,300   Libbey, Inc.                                                   200,655
                                         9,000   Meritage Homes Corp. (b)                                       425,250
                                         2,777   NVR, Inc. (b)                                                1,364,201
                                           500   National Presto Industries, Inc.                                26,140
                                        10,100   Russ Berrie & Co., Inc.                                        123,826
                                           400   Skyline Corp.                                                   17,112
                                        27,900   Standard-Pacific Corp.                                         717,030
                                                                                                          -------------
                                                                                                              4,708,198
-----------------------------------------------------------------------------------------------------------------------
Household Products - 0.1%               13,700   Spectrum Brands, Inc. (b)                                      177,004
                                         4,000   WD-40 Co.                                                      134,280
                                                                                                          -------------
                                                                                                                311,284
-----------------------------------------------------------------------------------------------------------------------
IT Services - 1.8%                      21,600   CACI International, Inc. Class A (b)                         1,259,928
                                        27,500   Carreker Corp. (b)                                             196,625
                                        43,300   Ciber, Inc. (b)                                                285,347
                                        16,400   eFunds Corp. (b)                                               361,620
                                         8,800   Gevity HR, Inc.                                                233,640
                                        29,500   Global Payments, Inc.                                        1,432,225
                                        13,600   Keane, Inc. (b)                                                170,000

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                         8,100   MAXIMUS, Inc.                                            $     187,515
                                         4,900   Mantech International Corp. Class A (b)                        151,214
                                         9,800   Startek, Inc.                                                  146,510
                                                                                                          -------------
                                                                                                              4,424,624
-----------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.2%         34,000   Tredegar Corp.                                                 537,880
-----------------------------------------------------------------------------------------------------------------------
Insurance - 2.5%                        13,212   Capital Title Group, Inc.                                       97,372
                                         6,500   Ceres Group, Inc. (b)                                           40,430
                                        15,450   Delphi Financial Group Class A                                 561,762
                                        13,000   Hilb Rogal & Hobbs Co.                                         484,510
                                         6,600   Infinity Property & Casualty Corp.                             270,600
                                         1,200   LandAmerica Financial Group, Inc.                               77,520
                                         9,000   Philadelphia Consolidated Holding Co. (b)                      273,240
                                         9,200   Presidential Life Corp.                                        226,136
                                        23,400   ProAssurance Corp. (b)                                       1,127,412
                                         2,900   SCPIE Holdings, Inc. (b)                                        67,425
                                         5,973   Safety Insurance Group, Inc.                                   284,016
                                        14,400   Selective Insurance Group                                      804,528
                                        19,900   Stewart Information Services Corp.                             722,569
                                         2,300   United Fire & Casualty Co.                                      69,299
                                        24,950   Zenith National Insurance Corp.                                989,767
                                                                                                          -------------
                                                                                                              6,096,586
-----------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.4%         4,000   Alloy, Inc. (b)                                                 41,960
                                        10,500   PetMed Express, Inc. (b)                                       115,185
                                        16,700   The Sportsman's Guide, Inc.(b)                                 509,350
                                         9,000   Stamps.com, Inc. (b)                                           250,380
                                                                                                          -------------
                                                                                                                916,875
-----------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.0%      9,700   AsiaInfo Holdings, Inc. (b)                                     41,613
                                        12,800   Autobytel, Inc. (b)                                             45,184
                                         3,156   Bankrate, Inc. (b)                                             119,171
                                        12,400   Digital Insight Corp. (b)                                      425,196
                                        24,300   Infospace, Inc. (b)                                            550,881
                                        17,200   j2 Global Communications, Inc. (b)                             536,984
                                         4,000   Keynote Systems, Inc. (b)                                       41,240
                                        10,500   SupportSoft, Inc. (b)                                           41,370
                                        27,800   United Online, Inc.                                            333,600
                                         6,500   WebEx Communications, Inc. (b)                                 231,010
                                         7,000   Websense, Inc. (b)                                             143,780
                                                                                                          -------------
                                                                                                              2,510,029
-----------------------------------------------------------------------------------------------------------------------
Leisure Equipment                        5,300   Arctic Cat, Inc.                                               103,403
& Products - 1.1%                       14,200   Jakks Pacific, Inc. (b)                                        285,278
                                        20,000   K2, Inc. (b)                                                   218,800
                                         6,800   MarineMax, Inc. (b)                                            178,364
                                        14,200   Nautilus, Inc.                                                 223,082
                                         8,100   Polaris Industries, Inc.                                       350,730
                                        23,300   Pool Corp.                                                   1,016,579
                                         9,200   RC2 Corp. (b)                                                  355,672
                                         6,800   Sturm Ruger & Co., Inc.                                         42,500
                                                                                                          -------------
                                                                                                              2,774,408
-----------------------------------------------------------------------------------------------------------------------
Life Sciences Tools                     11,400   Cambrex Corp.                                                  237,462
& Services - 0.5%                        6,226   Enzo Biochem, Inc. (b)                                          93,888
                                         5,500   Kendle International, Inc. (b)                                 202,015
                                         8,700   Parexel International Corp. (b)                                250,995
                                        16,500   Serologicals Corp. (b)                                         518,760
                                                                                                          -------------
                                                                                                              1,303,120

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
Machinery - 4.0%                        11,100   Albany International Corp. Class A                       $     470,529
                                         9,400   Barnes Group, Inc.                                             187,530
                                         7,500   Briggs & Stratton Corp.                                        233,325
                                        19,000   Clarcor, Inc.                                                  566,010
                                        20,100   EnPro Industries, Inc. (b)                                     675,360
                                        19,800   Gardner Denver, Inc. (b)                                       762,300
                                        21,500   IDEX Corp.                                                   1,014,800
                                        42,300   JLG Industries, Inc.                                           951,750
                                        23,800   Kaydon Corp.                                                   887,978
                                         1,500   Lindsay Manufacturing Co.                                       40,680
                                           100   Lydall, Inc. (b)                                                   922
                                        24,500   Manitowoc Co.                                                1,090,250
                                        15,600   Mueller Industries, Inc.                                       515,268
                                        15,000   Mueller Water Products, Inc. (b)                               261,150
                                         4,900   Robbins & Myers, Inc.                                          128,086
                                        19,200   Toro Co.                                                       896,640
                                        14,400   Valmont Industries, Inc.                                       669,456
                                         8,100   Watts Water Technologies, Inc. Class A                         271,755
                                                                                                          -------------
                                                                                                              9,623,789
-----------------------------------------------------------------------------------------------------------------------
Marine - 0.3%                           20,000   Kirby Corp. (b)                                                790,000
-----------------------------------------------------------------------------------------------------------------------
Media - 0.7%                             9,950   Advo, Inc.                                                     244,869
                                         9,000   Arbitron, Inc.                                                 344,970
                                        29,900   Live Nation (b)                                                608,764
                                        34,800   Radio One, Inc. Class D (b)                                    257,520
                                         4,500   Univision Communications, Inc. Class A (b)                     150,750
                                                                                                          -------------
                                                                                                              1,606,873
-----------------------------------------------------------------------------------------------------------------------
Metals & Mining - 2.2%                  11,690   AM Castle & Co.                                                377,003
                                         6,189   Aleris International, Inc. (b)                                 283,766
                                         8,200   Brush Engineered Materials, Inc. (b)                           170,970
                                         8,700   Carpenter Technology Corp.                                   1,004,850
                                         3,700   Century Aluminum Co. (b)                                       132,053
                                         5,400   Chaparral Steel Co. (b)                                        388,908
                                        13,500   Cleveland-Cliffs, Inc.                                       1,070,415
                                        26,275   Quanex Corp.                                                 1,131,664
                                         8,400   RTI International Metals, Inc. (b)                             469,056
                                         8,400   Ryerson, Inc.                                                  226,800
                                         7,600   Steel Technologies, Inc.                                       147,744
                                                                                                          -------------
                                                                                                              5,403,229
-----------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.6%                  44,100   Avista Corp.                                                 1,006,803
                                         3,600   CH Energy Group, Inc.                                          172,800
                                         7,300   NorthWestern Corp.                                             250,755
                                                                                                          -------------
                                                                                                              1,430,358
-----------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.1%                 11,300   Tuesday Morning Corp.                                          148,595
-----------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 4.7%      18,700   Cabot Oil & Gas Corp. Class A                                  916,300
                                        46,999   Cimarex Energy Co.                                           2,020,957
                                        61,600   Frontier Oil Corp.                                           1,995,840
                                        31,300   Helix Energy Solutions Group, Inc. (b)                       1,263,268
                                         9,300   Hugoton Royalty Trust                                          276,210
                                         6,000   Kerr-McGee Corp.                                               416,100
                                        26,900   Massey Energy Co.                                              968,400
                                         6,600   Penn Virginia Corp.                                            461,208
                                         6,900   Petroleum Development Corp. (b)                                260,130

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                        14,100   Remington Oil & Gas Corp. (b)                            $     619,977
                                        21,700   St. Mary Land & Exploration Co.                                873,425
                                         9,500   Stone Energy Corp. (b)                                         442,225
                                         1,600   Swift Energy Co. (b)                                            68,688
                                         6,100   Tri-Valley Corp. (b)                                            50,325
                                         1,600   VeraSun Energy Corp. (b)                                        41,984
                                         4,100   Western Gas Resources, Inc.                                    245,385
                                        10,000   World Fuel Services Corp.                                      456,900
                                                                                                          -------------
                                                                                                             11,377,322
-----------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.1%           5,700   Buckeye Technologies, Inc. (b)                                  43,548
                                         3,600   Deltic Timber Corp.                                            202,932
                                         7,200   Pope & Talbot, Inc.                                             44,856
                                         2,500   Schweitzer-Mauduit International, Inc.                          54,125
                                                                                                          -------------
                                                                                                                345,461
-----------------------------------------------------------------------------------------------------------------------
Personal Products - 0.5%                37,600   NBTY, Inc. (b)                                                 899,016
                                        21,700   Playtex Products, Inc. (b)                                     226,331
                                                                                                          -------------
                                                                                                              1,125,347
-----------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.7%                  17,800   Alpharma, Inc. Class A                                         427,912
                                         9,000   Andrx Corp. (b)                                                208,710
                                         6,400   Barrier Therapeutics, Inc. (b)                                  41,856
                                         2,600   Bradley Pharmaceuticals, Inc. (b)                               26,520
                                         6,000   CNS, Inc.                                                      147,000
                                        16,100   MGI Pharma, Inc. (b)                                           346,150
                                         8,800   NitroMed, Inc. (b)                                              42,504
                                        10,000   Noven Pharmaceuticals, Inc. (b)                                179,000
                                        10,300   Sciele Pharma, Inc. (b)                                        238,857
                                                                                                          -------------
                                                                                                              1,658,509
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts           13,500   Acadia Realty Trust                                            319,275
(REITs) - 4.0%                          18,100   Boykin Lodging Co. (b)                                         197,109
                                        44,800   CarrAmerica Realty Corp.                                     1,995,840
                                        17,200   Colonial Properties Trust                                      849,680
                                         9,400   Eastgroup Properties Inc.                                      438,792
                                         9,200   Essex Property Trust, Inc.                                   1,027,272
                                        14,900   Glenborough Realty Trust, Inc.                                 320,946
                                        11,100   Kilroy Realty Corp.                                            801,975
                                        13,300   LTC Properties, Inc.                                           297,255
                                        19,000   National Retail Properties, Inc.                               379,050
                                        25,022   New Century Financial Corp.                                  1,144,757
                                        19,200   Shurgard Storage Centers, Inc.                               1,200,000
                                         5,400   Sovran Self Storage, Inc.                                      274,266
                                        16,300   Trizec Properties, Inc.                                        466,832
                                                                                                          -------------
                                                                                                              9,713,049
-----------------------------------------------------------------------------------------------------------------------
Road & Rail - 1.3%                       3,600   Frozen Food Express Industries (b)                              39,672
                                        36,133   Heartland Express, Inc.                                        646,419
                                        27,500   Kansas City Southern (b)                                       761,750
                                        19,575   Knight Transportation, Inc.                                    395,415
                                        26,100   Landstar System, Inc.                                        1,232,703
                                                                                                          -------------
                                                                                                              3,075,959
-----------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor          12,900   ADE Corp. (b)                                                  419,121
Equipment - 2.6%                           100   ATMI, Inc. (b)                                                   2,462
                                        10,800   Actel Corp. (b)                                                154,980
                                         8,500   Advanced Energy Industries, Inc. (b)                           112,540
                                         5,414   Brooks Automation, Inc. (b)                                     63,885
                                         5,800   Cohu, Inc.                                                     101,790

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                        23,100   Cymer, Inc. (b)                                          $   1,073,226
                                        18,500   Diodes, Inc. (b)                                               766,640
                                        15,200   ESS Technology, Inc. (b)                                        32,832
                                        33,500   Exar Corp. (b)                                                 444,545
                                        18,300   Kopin Corp. (b)                                                 66,063
                                         7,700   Leadis Technology, Inc. (b)                                     42,504
                                        29,800   Microsemi Corp. (b)                                            726,524
                                         3,000   Nextest Systems Corp. (b)                                       48,630
                                         3,100   Pericom Semiconductor Corp. (b)                                 25,730
                                        13,600   Photronics, Inc. (b)                                           201,280
                                         5,300   Rudolph Technologies, Inc. (b)                                  76,850
                                        10,500   Sigmatel, Inc. (b)                                              43,155
                                        22,500   Skyworks Solutions, Inc. (b)                                   123,975
                                         6,500   Standard Microsystems Corp. (b)                                141,895
                                         3,300   Supertex, Inc. (b)                                             131,802
                                         7,200   Ultratech, Inc. (b)                                            113,328
                                        21,600   Varian Semiconductor Equipment Associates, Inc. (b)            704,376
                                        27,500   Veeco Instruments, Inc. (b)                                    655,600
                                                                                                          -------------
                                                                                                              6,273,733
-----------------------------------------------------------------------------------------------------------------------
Software - 3.2%                         16,100   Ansys, Inc. (b)                                                769,902
                                        27,700   Captaris, Inc. (b)                                             128,805
                                         4,400   Catapult Communications Corp. (b)                               47,960
                                        10,200   EPIQ Systems, Inc. (b)                                         169,728
                                         5,100   Epicor Software Corp. (b)                                       53,703
                                        14,400   Factset Research Systems, Inc.                                 681,120
                                           900   Filenet Corp. (b)                                               24,237
                                        23,600   Hyperion Solutions Corp. (b)                                   651,360
                                        13,630   Internet Security Systems Inc. (b)                             256,925
                                        17,100   JDA Software Group, Inc. (b)                                   239,913
                                        11,800   Kronos, Inc. (b)                                               427,278
                                         6,200   MRO Software, Inc. (b)                                         124,434
                                        15,600   Manhattan Associates, Inc. (b)                                 316,524
                                        13,800   Mapinfo Corp. (b)                                              180,090
                                        14,200   Micros Systems, Inc. (b)                                       620,256
                                        33,100   Napster Inc. (b)                                               101,948
                                           200   NetIQ Corp. (b)                                                  2,438
                                        10,600   Phoenix Technologies Ltd. (b)                                   50,986
                                        17,200   Progress Software Corp. (b)                                    402,652
                                         7,000   Quality Systems, Inc.                                          257,740
                                        15,600   Radiant Systems, Inc. (b)                                      164,892
                                        16,200   SPSS, Inc. (b)                                                 520,668
                                         7,200   SSA Global Technologies, Inc. (b)                              139,536
                                        22,400   Secure Computing Corp. (b)                                     192,640
                                         7,300   Sonic Solutions, Inc. (b)                                      120,450
                                        23,300   THQ, Inc. (b)                                                  503,280
                                        31,650   Take-Two Interactive Software, Inc. (b)                        337,389
                                        13,700   Talx Corp.                                                     299,619
                                                                                                          -------------
                                                                                                              7,786,473
-----------------------------------------------------------------------------------------------------------------------
Specialty Retail - 4.4%                 15,400   Aaron Rents, Inc.                                              413,952
                                        13,250   The Cato Corp. Class A                                         342,512
                                         8,100   The Children's Place Retail Stores, Inc. (b)                   486,405
                                        27,850   Christopher & Banks Corp.                                      807,650
                                         9,400   Cost Plus, Inc. (b)                                            137,804
                                        24,200   Dress Barn, Inc. (b)                                           613,470
                                        12,500   The Finish Line, Inc. Class A                                  147,875

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
                                         9,700   Genesco, Inc. (b)                                        $     328,539
                                         2,477   Golf Galaxy, Inc. (b)                                           33,316
                                         9,000   Group 1 Automotive, Inc.                                       507,060
                                         2,600   Guitar Center, Inc. (b)                                        115,622
                                        24,100   Gymboree Corp. (b)                                             837,716
                                        11,500   Haverty Furniture Cos., Inc.                                   180,435
                                        12,350   Hibbett Sporting Goods, Inc. (b)                               295,165
                                         6,900   J. Crew Group, Inc. (b)                                        189,405
                                         4,670   Jo-Ann Stores, Inc. (b)                                         68,415
                                         4,825   Jos. A. Bank Clothiers, Inc.                                   115,607
                                        21,000   Men's Wearhouse, Inc.                                          636,300
                                         5,200   Midas, Inc. (b)                                                 95,680
                                         1,400   PEP Boys-Manny, Moe & Jack                                      16,422
                                        10,200   Select Comfort Corp. (b)                                       234,294
                                        29,000   Sonic Automotive, Inc.                                         643,220
                                        11,250   Stage Stores, Inc.                                             371,250
                                         6,400   Stein Mart, Inc.                                                94,720
                                        23,700   Too, Inc. (b)                                                  909,843
                                        21,100   Tractor Supply Co. (b)                                       1,166,197
                                        37,400   Zale Corp. (b)                                                 900,966
                                                                                                          -------------
                                                                                                             10,689,840
-----------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury                 100   Ashworth, Inc. (b)                                                 900
Goods - 2.2%                            22,800   Brown Shoe Co., Inc.                                           777,024
                                         4,000   Charles & Colvard Ltd.                                          42,120
                                         4,600   Deckers Outdoor Corp. (b)                                      177,376
                                         7,500   Fossil, Inc. (b)                                               135,075
                                        11,100   K-Swiss, Inc. Class A                                          296,370
                                        26,300   Kellwood Co.                                                   769,801
                                        14,200   Oxford Industries, Inc.                                        559,622
                                        20,200   Phillips-Van Heusen Corp.                                      770,832
                                        21,200   Quiksilver, Inc. (b)                                           258,216
                                        10,800   Russell Corp.                                                  196,128
                                        23,100   Skechers U.S.A., Inc. Class A (b)                              556,941
                                         8,600   Stride Rite Corp.                                              113,434
                                        24,250   Wolverine World Wide, Inc.                                     565,753
                                                                                                          -------------
                                                                                                              5,219,592
-----------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 2.6%        5,900   Anchor Bancorp Wisconsin, Inc.                                 178,003
                                        12,500   BankAtlantic Bancorp, Inc. Class A                             185,500
                                        26,800   Bank Mutual Corp.                                              327,496
                                        10,300   BankUnited Financial Corp. Class A                             314,356
                                        40,600   Commercial Capital Bancorp, Inc.                               639,450
                                        16,400   Downey Financial Corp.                                       1,112,740
                                         6,300   Fidelity Bankshares, Inc.                                      200,466
                                         5,400   FirstFed Financial Corp. (b)                                   311,418
                                        34,500   Flagstar Bancorp, Inc.                                         550,620
                                        14,700   Franklin Bank Corp. (b)                                        296,793
                                        23,700   Fremont General Corp.                                          439,872
                                         5,600   Harbor Florida Bancshares, Inc.                                207,984
                                        10,200   MAF Bancorp, Inc.                                              436,968
                                        39,895   Sound Federal Bancorp, Inc.                                    829,417
                                        31,500   TrustCo Bank Corp. NY                                          347,130
                                                                                                          -------------
                                                                                                              6,378,213
-----------------------------------------------------------------------------------------------------------------------
Tobacco - 0.0%                          24,500   Alliance One International, Inc.                               108,780
-----------------------------------------------------------------------------------------------------------------------

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

                                        Shares
Industry                                  Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors -      11,925   Applied Industrial Technologies, Inc.                    $     289,897
0.2%                                     6,400   Kaman Corp. Class A                                            116,480
                                           800   Lawson Products, Inc.                                           31,536
                                         2,400   Watsco, Inc.                                                   143,568
                                                                                                          -------------
                                                                                                                581,481
-----------------------------------------------------------------------------------------------------------------------
Water Utilities - 0.1%                   9,600   American States Water Co.                                      342,240
-----------------------------------------------------------------------------------------------------------------------
                                                 Total Common Stocks
                                                 (Cost - $187,673,719) - 95.8%                              232,615,599
-----------------------------------------------------------------------------------------------------------------------

                                                 Exchange - Traded Funds
-----------------------------------------------------------------------------------------------------------------------
                                        82,573   iShares S&P SmallCap 600 Index Fund                          5,110,443
-----------------------------------------------------------------------------------------------------------------------
                                                 Total Exchange-Traded Funds
                                                 (Cost - $4,834,283) - 2.1%                                   5,110,443
-----------------------------------------------------------------------------------------------------------------------

                                          Face
                                        Amount   Fixed Income Securities
-----------------------------------------------------------------------------------------------------------------------
Electronic Equipment                  $250,000   Flir Systems, Inc., 3% due 6/01/2023 (a)                       300,000
& Instruments - 0.1%
-----------------------------------------------------------------------------------------------------------------------
Insurance - 0.4%                       300,000   LandAmerica Financial Group, Inc., 3.25% due
                                                 5/15/2034 (a)(c)                                               390,375
                                       650,000   Selective Insurance Group, 1.616% due 9/24/2032 (a)            472,875
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                863,250
-----------------------------------------------------------------------------------------------------------------------
                                                 Total Fixed Income Securities                                1,163,250
                                                  (Cost - $1,039,603) - 0.5%
-----------------------------------------------------------------------------------------------------------------------
                                                 Total Investments (Cost - $193,547,605*) - 98.4%           238,889,292

                                                 Other Assets Less Liabilities - 1.6%                         3,858,719
                                                                                                          -------------
                                                 Net Assets - 100.0%                                      $ 242,748,011
                                                                                                          =============

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 194,029,035
                                                                  -------------
      Gross unrealized appreciation                               $  50,580,376
      Gross unrealized depreciation                                  (5,720,119)
                                                                  -------------
      Net unrealized appreciation                                 $  44,860,257
                                                                  =============

(a)   Convertible security.
(b)   Non-income producing security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net            Interest
      Affiliate                                      Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                          $(21,829,891)    $    287,050
      --------------------------------------------------------------------------

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets.

Master Enhanced Small Cap Series
Schedule of Investments as of June 30, 2006

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      ------------------------------------------------------------------------------------
      Number of                           Expiration              Face         Unrealized
      Contracts        Issue                 Date                 Value       Appreciation
      ------------------------------------------------------------------------------------
         39      Russell 2000 Index      September 2006       $ 13,569,025     $   695,225
      ------------------------------------------------------------------------------------

      See Notes to Financial Statements.

      --------------------------------------------------------------------------
      Portfolio Information as of June 30, 2006
      --------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
      Sector Representation                                          Investments
      --------------------------------------------------------------------------
      Industrials                                                       17.7%
      Information Technology                                            15.8
      Financial Services                                                15.8
      Consumer Discretionary                                            15.2
      Health Care                                                       12.0
      Energy                                                             9.4
      Materials                                                          4.4
      Utilities                                                          4.1
      Consumer Staples                                                   3.2
      Telecommunication Services                                         0.2
      Other*                                                             2.2
      --------------------------------------------------------------------------
      * Includes portfolio holdings in exchange-traded funds.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

STATEMENT OF ASSETS AND LIABILITIES

                                                Master Enhanced Small Cap Series

                  As of June 30, 2006
===================================================================================================================================
Assets:           Investments in unaffiliated securities, at value
                   (identified cost-$193,547,605) ......................................                              $ 238,889,292
                  Cash on deposit for financial futures contracts ......................                                  1,228,500
                  Receivables:
                      Securities sold ..................................................            6,011,554
                      Dividends ........................................................              203,983
                      Variation margin .................................................              189,417
                      Contributions ....................................................               97,001
                      Interest .........................................................               30,865             6,532,820
                                                                                                -------------
                  Prepaid expenses .....................................................                                        580
                                                                                                                      -------------
                  Total assets .........................................................                                246,651,192
                                                                                                                      -------------

===================================================================================================================================
Liabilities:      Bank overdraft .......................................................                                    376,026
                  Payables:
                      Securities purchased .............................................            3,230,597
                      Withdrawals ......................................................              283,135
                      Investment adviser ...............................................                1,809
                      Other affiliates .................................................                1,254             3,516,795
                                                                                                -------------
                  Accrued expenses and other liabilities ...............................                                     10,360
                                                                                                                      -------------
                  Total liabilities ....................................................                                  3,903,181
                                                                                                                      -------------
===================================================================================================================================
Net Assets:       Net assets ...........................................................                              $ 242,748,011
                                                                                                                      =============
===================================================================================================================================
Net Assets        Investors' capital ...................................................                              $ 196,711,099
Consist of:       Unrealized appreciation-net ..........................................                                 46,036,912
                                                                                                                      -------------
                  Net assets ...........................................................                              $ 242,748,011
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                Master Enhanced Small Cap Series

                  For the Six Months Ended June 30, 2006
===================================================================================================================================
Investment        Dividends (net of $798 foreign withholding tax) ......................                              $     967,675
Income:           Interest (including $287,050 from affiliates) ........................                                    303,180
                                                                                                                      -------------
                  Total income .........................................................                                  1,270,855
                                                                                                                      -------------
===================================================================================================================================
Expenses:         Cutodian fees ........................................................        $      23,251
                  Professional fees ....................................................               19,711
                  Accounting services ..................................................               19,526
                  Investment advisory fees .............................................               12,353
                  Printing and shareholder reports .....................................                2,090
                  Trustees' fees and expenses ..........................................                1,683
                  Pricing fees .........................................................                  327
                  Other ................................................................                3,797
                                                                                                -------------
                  Total expenses .......................................................                                     82,738
                                                                                                                      -------------
                  Investment income-net ................................................                                  1,188,117
                                                                                                                      -------------
===================================================================================================================================
Realized &        Realized gain (loss) on:
Unrealized            Investments-net ..................................................           16,454,654
Gain (Loss)-Net:      Futures contracts-net ............................................              340,777            16,795,431
                                                                                                -------------
                  Change in unrealized appreciation/depreciation on:
                      Investments-net ..................................................              134,912
                      Futures contracts-net ............................................            1,203,975             1,338,887
                                                                                                -----------------------------------
                  Total realized and unrealized gain-net ...............................                                 18,134,318
                                                                                                                      -------------
                  Net Increase in Net Assets Resulting from Operations .................                              $  19,322,435
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

                                                Master Enhanced Small Cap Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six             For the
                                                                                                Months Ended           Year Ended
                                                                                                  June 30,             December 31,
                  Increase (Decrease) in Net Assets:                                                2006                  2005
===================================================================================================================================
Operations:       Investment income-net ................................................        $   1,188,117         $   2,423,329
                  Realized gain-net ....................................................           16,795,431            21,937,583
                  Change in unrealized appreciation/depreciation-net ...................            1,338,887            (8,352,113)
                                                                                                -------------         -------------
                  Net increase in net assets resulting from operations .................           19,322,435            16,008,799
                                                                                                -------------         -------------
===================================================================================================================================
Net Capital       Proceeds from contributions ..........................................           22,337,784            39,523,028
Transactions:     Fair value of withdrawals ............................................          (31,093,522)          (45,115,732)
                                                                                                -------------         -------------
                  Net decrease in net assets derived from capital transactions .........           (8,755,738)           (5,592,704)
                                                                                                -------------         -------------
===================================================================================================================================
Net Assets:       Total increase in net assets .........................................           10,566,697            10,416,095
                  Beginning of period ..................................................          232,181,314           221,765,219
                                                                                                -------------         -------------
                  End of period ........................................................        $ 242,748,011         $ 232,181,314
                                                                                                =============         =============
===================================================================================================================================

      See Notes to Financial Statements.

                                                Master Enhanced Small Cap Series

FINANCIAL HIGHLIGHTS

                                                                                                         For the
                                                                     For the Six                        Year Ended
                  The following ratios have                          Months Ended                       December 31,
                  been derived from information provided               June 30,         -------------------------------------------
                  in the financial statements.                           2006              2005            2004            2003
===================================================================================================================================
Total Investment
Return:           Total investment return .........................          8.32%++           7.45%          22.50%          40.06%
                                                                      ===========       ===========     ===========     ===========
===================================================================================================================================
Ratios to         Expenses ........................................           .07%*             .07%            .07%            .11%
Average Net                                                           ===========       ===========     ===========     ===========
Assets:           Investment income-net ...........................           .96%*            1.10%           1.07%            .80%
                                                                      ===========       ===========     ===========     ===========
===================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ........   $   242,748       $   232,181     $   221,765     $   167,017
Data:                                                                 ===========       ===========     ===========     ===========
                  Portfolio turnover ..............................         68.98%           120.53%         111.89%          88.79%
                                                                      ===========       ===========     ===========     ===========
===================================================================================================================================

                  The following ratios have                            For the Period
                  been derived from information provided              December 10, 2002+
                  in the financial statements.                       to December 31, 2002
=========================================================================================
Total Investment
Return:           Total investment return .........................                (1.90%)++
                                                                             ===========
=========================================================================================
Ratios to         Expenses ........................................                  .06%*
Average Net                                                                  ===========
Assets:           Investment income-net ...........................                 1.33%*
                                                                             ===========
=========================================================================================
Supplemental      Net assets, end of period (in thousands) ........          $   118,808
Data:                                                                        ===========
                  Portfolio turnover ..............................                 9.91%
                                                                             ===========
=========================================================================================

*     Annualized.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Master Enhanced Small Cap Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master Enhanced Small Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specified price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income - Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(e) Bank overdraft - The Series recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc.

("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

For the six months ended June 30, 2006, the Series reimbursed FAM $2,414 for certain accounting services.

In addition, MLPF&S received $2,197 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2006.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $173,806,597 and $161,538,363, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.

Master Enhanced Small Cap Series

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreements - Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement on behalf of the Series (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Series and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Series and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Series and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Series/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Series' investment objective, policies and restrictions, and the Series'/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information on the fees and expenses and the investment performance of the Series; (b) sales and redemption data for the Series; (c) a discussion by the Series' portfolio management team of investment strategies used by the Series during its most recent fiscal year;

(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Series and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as collective investment trusts, under similar investment mandates. The Board noted that the Investment Adviser had informed the Board that no information compiled by Lipper Inc. ("Lipper") was provided in connection with the Series because retail data provided by Lipper is not comparable to the Series, which is sold only in private placements. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Series shares, services related to the valuation and pricing of Series portfolio holdings, the Series' portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement on behalf of the Series in June 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series. The Board focused primarily on the Investment Adviser's investment advisory services and the Series' investment performance. The Board compared Series performance - both including and excluding the effects of the Series' fees and expenses - to the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Series' performance was consistent with the Series' investment objective and its benchmark index. Considering these factors, the Board concluded that the nature and quality of the services provided and the Series' performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually the Series' investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Series' portfolio managers. The Board also considered the experience of the Series' investment management team and noted that each of the Series' co-portfolio managers, Messrs. Leon Roisenberg and Jeffrey Russo, has extensive experience in analyzing and managing the types of investments used by the Series. The Board concluded that the Series benefits from that expertise.

Management Fees and Other Expenses. The Board noted that the Series' fees reflect that the shares are available only to a limited number of institutional investors, including investment companies, common or commingled trust Series, and certain other "accredited investors," and that as such, the fees are lower than fees charged to retail mutual funds. The Board concluded that the Series' management fee rate and overall expense ratio are reasonable.

Profitability. The Board considers the cost of the services provided to the Series by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Series and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Series and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale. The Board noted that although the assets of the Trust and the Series have not increased sufficiently to provide economies of scale, the management fee rate reflects the economies of scale realized based on the institutional nature of the Trust's shareholder base. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Master Enhanced Small Cap Series

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

      In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

      At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Series and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Series and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Series shareholders.

      The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Series' total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May and August 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Series (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"], and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of the Series in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Series would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Series; (b) operating expenses of the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Series, and its compliance with the Trust's Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Series and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust.

      In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Series, and that the New Investment Advisory Agreement should be approved and recommended to Series shareholders.

      Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Series, but also considered certain areas in which both the Investment Adviser and the Series receive services as part of the Merrill Lynch complex. The Board compared the performance of the Series - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the

Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Series.

      The trustees were given information with respect to the potential benefits to the Series and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Series under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Series under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the contractual management fee rate and actual management fee rate of the Series as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the total expenses of the Series to those of other comparable funds. The information showed that the Series had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio of the Series are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Series.

      The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Series and the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Series would be appropriate.

      Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Series to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Series appropriately participated in these economies of scale.

      In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the total advisory fees of the Series would be no higher than the fees under the Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory for the Series would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Series' portfolio transaction brokerage commissions. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance. The trustees considered investment performance for the Series. The trustees compared the Series' performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the performance of the Series was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

      Conclusion. After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement on behalf of the Series, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement - Matters Considered by the Board

      At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Trustees, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the

Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Series operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of a series and its shareholders that the BlackRock Subadviser assist in managing the operations of the series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Series expenses as a result of the Contingent Subadvisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Series operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Series and the BlackRock Subadviser would provide advisory services to the Series under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Series would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Series to the Investment Adviser.

      After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Officers and Trustees

Robert C. Doll, Jr. - President and Trustee
Donald W. Burton - Trustee
John Francis O'Brien - Trustee
David H. Walsh - Trustee
Fred G. Weiss - Trustee
Donald C. Burke - Vice President and Treasurer
Jeffrey L. Russo - Vice President
Jeffrey Hiller - Chief Compliance Officer
Alice A. Pellegrino - Secretary

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Enhanced Small Cap Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced Small Cap Series of Quantitative Master Series Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced Small Cap Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Enhanced Small Cap Series of Quantitative Master Series Trust

Date: August 23, 2006